Exhibit 99.1

Blackstone Reports Fourth Quarter and Full Year 2025 Results

New York, January 29, 2026: Blackstone (NYSE:BX) today reported its fourth quarter and full year 2025 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone’s extraordinary fourth-quarter results capped a record year for the firm. We delivered again for our limited partners, leading to $71 billion of inflows in the quarter — the highest in over three years. Our focus on investing at massive scale in the buildout of digital and energy infrastructure continues to create significant value for our investors.”

Blackstone issued a full detailed presentation of its fourth quarter and full year 2025 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $1.49 per share to record holders of common stock at the close of business on February 9, 2026. This dividend will be paid on February 17, 2026.

Quarterly Investor Call Details

Blackstone will host its fourth quarter and full year 2025 investor conference via public webcast on January 29,

2026 at 9:00 a.m. ET. To register, please use the following link:

https:/event.webcasts.com/starthere.jsp?ei=1748258&tp_key=b779ba06d9. For those unable to listen to the live

Blackstone

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T 212 583 5000

www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at

https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s

$1.3 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as

“outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,”

“approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,”

“forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual

Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings.

The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s Fourth

Quarter and Full Year

2025 Earnings

JANUARY 29, 2026

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2025 GAAP RESULTS

▪	GAAP Net Income was $2.0 billion for the quarter and $6.0 billion for the year. GAAP Net Income Attributable to Blackstone Inc. was $1.0 billion for the quarter and $3.0 billion for the year.

($ in thousands, except per share data) (unaudited)	4Q’24	4Q’25	FY’24	FY’25

Revenues

Management and Advisory Fees, Net	$1,879,581	$2,079,541	$7,188,936	$8,075,601

Incentive Fees	404,744	390,288	964,178	978,202

Performance Allocations	507,150	1,555,474	3,829,153	4,305,306

Principal Investments	36,989	225,125	712,849	945,936

Interest and Dividend Revenue	98,547	110,746	411,159	416,093

Other	155,554	(902)	123,693	(270,873)

Total Revenues	$3,082,565	$4,360,272	$13,229,968	$14,450,265

Expenses

Compensation and Benefits	1,039,203	1,536,400	4,994,053	5,620,529

General, Administrative and Other	339,086	447,778	1,361,909	1,524,548

Interest Expense	115,532	128,089	443,688	508,314

Fund Expenses	6,296	12,618	19,676	49,216

Total Expenses	$1,500,117	$2,124,885	$6,819,326	$7,702,607

Other Income (Loss)	$(21,171)	$121,449	$48,838	$423,988

Income Before Provision for Taxes	$1,561,277	$2,356,836	$6,459,480	$7,171,646

Provision for Taxes	232,451	382,045	1,021,671	1,125,023

Net Income	$1,328,826	$1,974,791	$5,437,809	$6,046,623

Redeemable NCI in Consolidated Entities	306	(9,617)	(61,289)	45,500

Non-Redeemable NCI in Consolidated Entities	624,647	969,207	2,722,590	2,981,909

Net Income Attributable to Blackstone Inc.	$703,873	$1,015,201	$2,776,508	$3,019,214

Net Income Per Share of Common Stock, Basic	$0.92	$1.30	$3.62	$3.87

Net Income Per Share of Common Stock, Diluted	$0.92	$1.30	$3.62	$3.87

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2025 HIGHLIGHTS

Financial Measures

▪  Fee Related Earnings (“FRE”) of $1.5 billion ($1.25/share) in the quarter

–

FRE was $5.7 billion for the year ($4.67/share)

▪  Distributable Earnings (“DE”) of $2.2 billion ($1.75/share) in the quarter

–

DE was $7.1 billion for the year ($5.57/share)

▪  Net Accrued Performance Revenues of $6.7 billion ($5.49/share)

Capital Metrics

▪  Total Assets Under Management (“AUM”) of $1,274.9 billion

–

Fee-Earning AUM of $921.7 billion

–

Perpetual Capital AUM of $523.6 billion

▪  Inflows of $71.5 billion in the quarter and $239.4 billion for the year

▪  Deployment of $42.2 billion in the quarter and $138.2 billion for the year

▪  Realizations of $46.1 billion in the quarter and $125.6 billion for the year

Capital Returned to Shareholders

▪  Dividend of $1.49 per common share payable on February 17, 2026

–

Dividends of $4.74 per common share for the year

▪  Repurchased 0.2 million common shares in the quarter and 0.8 million common shares for the year

▪  $2.0 billion to be distributed to shareholders with respect to the fourth quarter and $6.2 billion for the year through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2025 SEGMENT EARNINGS

			% Change			% Change

($ in thousands, except per share data)	4Q’24	4Q’25	vs. 4Q’24	FY’24	FY’25	vs. FY’24

Management and Advisory Fees, Net	$1,859,291	$2,062,219	11%	$7,133,534	$8,016,049	12%

Fee Related Performance Revenues	1,399,276	606,445	(57)%	2,135,945	1,825,428	(15)%

Fee Related Compensation	(1,077,477)	(715,312)	(34)%	(2,739,322)	(2,690,701)	(2)%

Other Operating Expenses	(345,169)	(418,051)	21%	(1,248,092)	(1,413,239)	13%

Fee Related Earnings	$1,835,921	$1,535,301	(16)%	$5,282,065	$5,737,537	9%

Realized Performance Revenues	865,080	1,057,432	22%	2,287,031	2,815,529	23%

Realized Performance Compensation	(289,595)	(310,405)	7%	(951,246)	(1,090,595)	15%

Realized Principal Investment Income	25,613	209,877	719%	92,526	419,743	354%

Net Realizations	601,098	956,904	59%	1,428,311	2,144,677	50%

Total Segment Distributable Earnings	$2,437,019	$2,492,205	2%	$6,710,376	$7,882,214	17%

Distributable Earnings	$2,169,493	$2,244,809	3%	$5,966,742	$7,110,864	19%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.92	$1.30	41%	$3.62	$3.87	7%

FRE per Share	$1.50	$1.25	(17)%	$4.32	$4.67	8%

DE per Common Share	$1.69	$1.75	4%	$4.64	$5.57	20%

Total Segment Revenues	$4,149,260	$3,935,973	(5)%	$11,649,036	$13,076,749	12%

Total Assets Under Management	$1,127,179,996	$1,274,931,234	13%	$1,127,179,996	$1,274,931,234	13%

Fee-Earning Assets Under Management	$830,708,603	$921,674,454	11%	$830,708,603	$921,674,454	11%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. Full year FRE per Share and DE per

Common Share amounts represent the sum of the last four quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segments. See page 34 for additional detail.

Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $6.7 billion ($5.49/share).

Investment Performance

(appreciation / gross returns)

	4Q’25	FY’25

Real Estate

Opportunistic	(0.3)%	(0.6)%

Core+	1.5%	3.0%

Private Equity

Corporate Private Equity	5.0%	13.8%

Tactical Opportunities	0.7%	9.9%

Secondaries	2.5%	13.1%

Infrastructure	8.4%	23.5%

Credit & Insurance

Private Credit	2.4%	11.2%

Liquid Credit	1.3%	6.0%

Multi-Asset Investing

Absolute Return Composite	4.3%	13.2%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing.

Secondaries appreciation excludes GP Stakes. Private Credit net returns were 1.6% and 7.8% for 4Q’25 and FY’25, respectively. Liquid Credit net returns were

1.2% and 5.5% for 4Q’25 and FY’25, respectively. Absolute Return Composite net returns were 3.9% and 11.9% for 4Q’25 and FY’25, respectively. See notes on page 34 for additional details on these strategies and our investment performance.

Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $71.5 billion in the quarter, bringing full year inflows to $239.4 billion.

▪	Deployed $42.2 billion in the quarter and $138.2 billion for the year.

–	Committed an additional $23.0 billion that was not yet deployed in the quarter.

▪	Realizations were $46.1 billion in the quarter and $125.6 billion for the year.

	Inflows		Capital Deployed		Realizations

($ in millions)	4Q’25	FY’25	4Q’25	FY’25	4Q’25	FY’25

Real Estate	$8,310	$25,527	$5,461	$20,474	$8,646	$25,551

Opportunistic	543	2,757	1,523	6,871	3,103	7,309

Core+	3,121	13,582	1,103	5,184	2,223	7,718

Debt Strategies	4,646	9,188	2,835	8,419	3,320	10,524

Private Equity	20,321	68,141	12,812	46,503	10,803	33,878

Corporate Private Equity	6,640	31,734	6,519	23,250	5,276	16,234

Tactical Opportunities	1,555	3,524	462	2,434	902	5,321

Secondaries	7,963	19,566	4,056	14,035	4,059	9,905

Infrastructure	4,163	13,317	1,774	6,783	566	2,419

Credit & Insurance	38,969	132,135	22,941	67,693	25,598	62,408

Multi-Asset Investing	3,877	13,583	956	3,541	1,069	3,713

Total Blackstone	$71,477	$239,385	$42,170	$138,212	$46,115	$125,551

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,274.9 billion, up 13% year-over-year, with $71.5 billion of inflows in the quarter and $239.4 billion for the year.

▪	Fee-Earning AUM of $921.7 billion was up 11% year-over-year, with $41.9 billion of inflows in the quarter and $167.0 billion for the year.

▪	Perpetual Capital AUM reached $523.6 billion, up 18% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $445.8 billion, representing 48% of Fee-Earning AUM.

Multi-Asset Investing had $247 million and $582 million of Perpetual Capital AUM as of 4Q’24 and 4Q’25, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $624.2 billion at quarter end, up 11% year-over-year.

▪	Total Dry Powder of $198.3 billion available for future investments.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	4Q’25 Total Segment Distributable Earnings were $2.5 billion.

▪	Full year Total Segment Distributable Earnings were $7.9 billion.

Segment Distributable Earnings ($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: Increased 1% to $319.3 billion with inflows of $8.3 billion in the quarter and $25.5 billion for the year.

–	Inflows in the quarter included $4.6 billion in BREDS, inclusive of $1.5 billion for a new drawdown fund focused on real estate credit and $1.0 billion from multi-asset strategies, and $935 million of capital raised in BREIT.

▪	Capital Deployed: $5.5 billion in the quarter, including a mixed-use asset in Paris by BREP, and $20.5 billion for the year.

–	Committed an additional $1.8 billion in the quarter, including the privatization of a diversified REIT in Hawaii by BREP.

▪	Realizations: $8.6 billion in the quarter, including BREP U.S. Industrial and CityCenter Las Vegas, and $25.6 billion for the year.

▪	Appreciation: Opportunistic funds declined (0.3)% in the quarter and (0.6)% for the year; Core+ funds appreciated 1.5% in the quarter and 3.0% for the year.

			% Change			% Change

($ in thousands)	4Q'24	4Q'25	vs. 4Q'24	FY'24	FY'25	vs. FY'24

Management Fees, Net	$701,835	$680,985	(3)%	$2,875,277	$2,781,924	(3)%

Fee Related Performance Revenues	433	237,608	n/m	203,425	489,648	141%

Fee Related Compensation	(149,425)	(181,181)	21%	(674,965)	(690,292)	2%

Other Operating Expenses	(97,442)	(104,444)	7%	(380,321)	(370,001)	(3)%

Fee Related Earnings	$455,401	$632,968	39%	$2,023,416	$2,211,279	9%

Realized Performance Revenues	19,513	73,384	276%	200,974	268,773	34%

Realized Performance Compensation	(9,092)	(27,829)	206%	(101,011)	(130,361)	29%

Realized Principal Investment Income (Loss)	(1,145)	2,240	n/m	14,522	10,689	(26)%

Net Realizations	9,276	47,795	415%	114,485	149,101	30%

Segment Distributable Earnings	$464,677	$680,763	47%	$2,137,901	$2,360,380	10%

Segment Revenues	$720,636	$994,217	38%	$3,294,198	$3,551,034	8%

Total AUM	$315,353,132	$319,342,875	1%	$315,353,132	$319,342,875	1%

Fee-Earning AUM	$278,914,938	$279,427,148	0%	$278,914,938	$279,427,148	0%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 18% to $416.4 billion with inflows of $20.3 billion in the quarter and $68.1 billion for the year.

–	Inflows in the quarter included $8.0 billion in Secondaries, inclusive of the tenth flagship Secondaries fund, $4.2 billion in Infrastructure, $1.6 billion in Tactical Opportunities, $1.2 billion for the third Corporate Private Equity Asia fund, and $1.0 billion for the sixth Life Sciences fund.

–	$2.2 billion of capital raised for BXPE and $728 million of capital raised for BXINFRA.

▪	Capital Deployed: $12.8 billion in the quarter, including TechnoPro and Shermco, and $46.5 billion for the year.

–	Committed an additional $9.7 billion in the quarter, including Hologic and MacLean Power Systems.

▪	Realizations: $10.8 billion in the quarter, including a public sale for Legence and a royalty sale in Life Sciences, and $33.9 billion for the year.

▪	Appreciation: Corporate Private Equity appreciated 5.0% in the quarter and 13.8% for the year.

–	Tactical Opportunities appreciated 0.7% in the quarter and 9.9% for the year; Secondaries appreciated 2.5% in the quarter and 13.1% for the year; Infrastructure appreciated 8.4% in the quarter and 23.5% for the year.

			% Change			% Change

($ in thousands)	4Q'24	4Q'25	vs. 4Q'24	FY'24	FY'25	vs. FY'24

Management and Advisory Fees, Net	$629,402	$726,129	15%	$2,198,280	$2,771,609	26%

Fee Related Performance Revenues	1,170,857	168,098	(86)%	1,185,428	547,985	(54)%

Fee Related Compensation	(674,551)	(259,289)	(62)%	(1,164,237)	(961,448)	(17)%

Other Operating Expenses	(117,178)	(146,375)	25%	(391,309)	(482,312)	23%

Fee Related Earnings	$1,008,530	$488,563	(52)%	$1,828,162	$1,875,834	3%

Realized Performance Revenues	344,133	351,672	2%	1,392,447	1,670,108	20%

Realized Performance Compensation	(138,449)	(131,006)	(5)%	(633,491)	(704,938)	11%

Realized Principal Investment Income	15,174	10,774	(29)%	52,356	66,495	27%

Net Realizations	220,858	231,440	5%	811,312	1,031,665	27%

Segment Distributable Earnings	$1,229,388	$720,003	(41)%	$2,639,474	$2,907,499	10%

Segment Revenues	$2,159,566	$1,256,673	(42)%	$4,828,511	$5,056,197	5%

Total AUM	$352,168,635	$416,423,156	18%	$352,168,635	$416,423,156	18%

Fee-Earning AUM	$212,182,896	$240,959,058	14%	$212,182,896	$240,959,058	14%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. BXPE and BXINFRA capital raised includes amounts allocated to other strategies. Secondaries appreciation excludes GP Stakes.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 18% to $443.0 billion with inflows of $39.0 billion in the quarter and $132.1 billion for the year.

–	Inflows in the quarter included $16.6 billion for the global direct lending strategy, inclusive of $2.4 billion for direct lending SMAs, $3.3 billion of equity raised for BCRED, and $700 million of equity raised for ECRED.

–	Inflows also included $11.8 billion for the infrastructure and asset based credit strategies, inclusive of $8.0 billion for insurance SMAs.

–	Closed 4 new CLOs (2 U.S. and 2 European) for $2.0 billion.

▪	Capital Deployed: $22.9 billion in the quarter and $67.7 billion for the year driven by U.S. direct lending as well as infrastructure and asset based credit strategies; committed an additional $11.2 billion in the quarter.

▪	Realizations: $25.6 billion in the quarter and $62.4 billion for the year.

▪	Returns: Private Credit gross return of 2.4% (1.6% net) and Liquid Credit gross return of 1.3% (1.2% net) in the quarter; gross returns for the year for Private Credit of 11.2% (7.8% net) and Liquid Credit of 6.0% (5.5% net).

▪	Realized Principal Investment Income in the quarter included the monetization of Blackstone’s stake in Resolution Life with respect to its sale to Nippon Life, where Blackstone will continue to be the investment manager for Resolution Life going forward.

			% Change			% Change

($ in thousands)	4Q'24	4Q'25	vs. 4Q'24	FY'24	FY'25	vs. FY'24

Management Fees, Net	$403,743	$514,746	27%	$1,581,807	$1,929,592	22%

Fee Related Performance Revenues	227,986	200,739	(12)%	747,092	787,795	5%

Fee Related Compensation	(222,962)	(229,288)	3%	(755,620)	(869,636)	15%

Other Operating Expenses	(100,674)	(133,577)	33%	(371,354)	(450,401)	21%

Fee Related Earnings	$308,093	$352,620	14%	$1,201,925	$1,397,350	16%

Realized Performance Revenues	163,799	167,615	2%	313,092	386,729	24%

Realized Performance Compensation	(70,266)	(69,442)	(1)%	(129,814)	(161,493)	24%

Realized Principal Investment Income	8,544	192,312	n/m	39,855	335,870	743%

Net Realizations	102,077	290,485	185%	223,133	561,106	151%

Segment Distributable Earnings	$410,170	$643,105	57%	$1,425,058	$1,958,456	37%

Segment Revenues	$804,072	$1,075,412	34%	$2,681,846	$3,439,986	28%

Total AUM	$375,507,818	$442,951,606	18%	$375,507,818	$442,951,606	18%

Fee-Earning AUM	$264,617,560	$315,640,583	19%	$264,617,560	$315,640,583	19%

Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 14% to $96.2 billion with inflows of $3.9 billion in the quarter and $13.6 billion for the year.

▪	Returns: Absolute Return Composite gross return of 4.3% in the quarter (3.9% net), outperforming the HFRX Global Hedge Fund Index, which was 1.4%.

–	Absolute Return benefited from positive performance across strategies, including equities, quantitative, macro, and credit during the quarter.

–	Gross return of 13.2% for the year (11.9% net), outperforming 7.1% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	4Q'24	4Q'25	vs. 4Q'24	FY'24	FY'25	vs. FY'24

Management Fees, Net	$124,311	$140,359	13%	$478,170	$532,924	11%

Fee Related Compensation	(30,539)	(45,554)	49%	(144,500)	(169,325)	17%

Other Operating Expenses	(29,875)	(33,655)	13%	(105,108)	(110,525)	5%

Fee Related Earnings	$63,897	$61,150	(4)%	$228,562	$253,074	11%

Realized Performance Revenues	337,635	464,761	38%	380,518	489,919	29%

Realized Performance Compensation	(71,788)	(82,128)	14%	(86,930)	(93,803)	8%

Realized Principal Investment Income (Loss)	3,040	4,551	50%	(14,207)	6,689	n/m

Net Realizations	268,887	387,184	44%	279,381	402,805	44%

Segment Distributable Earnings	$332,784	$448,334	35%	$507,943	$655,879	29%

Segment Revenues	$464,986	$609,671	31%	$844,481	$1,029,532	22%

Total AUM	$84,150,411	$96,213,597	14%	$84,150,411	$96,213,597	14%

Fee-Earning AUM	$74,993,209	$85,647,665	14%	$74,993,209	$85,647,665	14%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	FY’24	FY’25

Base Management Fees	$1,773,645	$1,807,119	$1,876,672	$1,919,702	$1,945,364	$6,780,882	$7,548,857

Transaction, Advisory and Other Fees, Net	117,708	111,309	165,690	156,211	149,621	399,688	582,831

Management Fee Offsets	(32,062)	(26,430)	(22,350)	(34,093)	(32,766)	(47,036)	(115,639)

Total Management and Advisory Fees, Net	1,859,291	1,891,998	2,020,012	2,041,820	2,062,219	7,133,534	8,016,049

Fee Related Performance Revenues	1,399,276	293,915	472,050	453,018	606,445	2,135,945	1,825,428

Fee Related Compensation	(1,077,477)	(616,982)	(700,316)	(658,091)	(715,312)	(2,739,322)	(2,690,701)

Other Operating Expenses	(345,169)	(306,875)	(332,243)	(356,070)	(418,051)	(1,248,092)	(1,413,239)

Fee Related Earnings	$1,835,921	$1,262,056	$1,459,503	$1,480,677	$1,535,301	$5,282,065	$5,737,537

Realized Performance Revenues	865,080	460,023	553,121	744,953	1,057,432	2,287,031	2,815,529

Realized Performance Compensation	(289,595)	(220,924)	(256,624)	(302,642)	(310,405)	(951,246)	(1,090,595)

Realized Principal Investment Income	25,613	117,910	29,421	62,535	209,877	92,526	419,743

Total Net Realizations	$601,098	$357,009	$325,918	$504,846	$956,904	$1,428,311	$2,144,677

Total Segment Distributable Earnings	$2,437,019	$1,619,065	$1,785,421	$1,985,523	$2,492,205	$6,710,376	$7,882,214

Distributable Earnings	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$5,966,742	$7,110,864

Additional Metrics:

Total Segment Revenues	$4,149,260	$2,763,846	$3,074,604	$3,302,326	$3,935,973	$11,649,036	$13,076,749

Total Assets Under Management	$1,127,179,996	$1,167,461,910	$1,211,207,341	$1,241,731,296	$1,274,931,234	$1,127,179,996	$1,274,931,234

Fee-Earning Assets Under Management	$830,708,603	$860,069,950	$887,114,205	$906,221,028	$921,674,454	$830,708,603	$921,674,454

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended December 31, 2025					Twelve Months Ended December 31, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$320,490	$395,607	$432,316	$93,318	$1,241,731	$315,353	$352,169	$375,508	$84,150	$1,127,180

Inflows	8,310	20,321	38,969	3,877	71,477	25,527	68,141	132,135	13,583	239,385

Outflows	(2,374)	(1,221)	(5,745)	(2,701)	(12,041)	(8,544)	(10,881)	(20,385)	(7,316)	(47,126)

Net Flows	5,936	19,100	33,224	1,175	59,436	16,983	57,260	111,750	6,267	192,259

Realizations	(8,646)	(10,803)	(25,598)	(1,069)	(46,115)	(25,551)	(33,878)	(62,408)	(3,713)	(125,551)

Market Activity	1,562	12,519	3,009	2,789	19,879	12,558	40,873	18,102	9,509	81,043

Ending Balance	$319,343	$416,423	$442,952	$96,214	$1,274,931	$319,343	$416,423	$442,952	$96,214	$1,274,931

% Change	(0)%	5%	2%	3%	3%	1%	18%	18%	14%	13%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended December 31, 2025					Twelve Months Ended December 31, 2025

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$282,579	$235,004	$305,193	$83,445	$906,221	$278,915	$212,183	$264,618	$74,993	$830,709

Inflows	5,599	9,351	24,046	2,941	41,938	23,255	40,166	91,521	12,051	166,992

Outflows	(1,580)	(2,558)	(5,452)	(2,360)	(11,949)	(7,539)	(8,601)	(16,998)	(6,734)	(39,872)

Net Flows	4,020	6,794	18,594	582	29,989	15,716	31,565	74,522	5,317	127,120

Realizations	(8,189)	(5,274)	(9,769)	(969)	(24,201)	(23,513)	(15,938)	(33,745)	(3,364)	(76,560)

Market Activity	1,017	4,436	1,622	2,590	9,666	8,309	13,149	10,246	8,702	40,406

Ending Balance	$279,427	$240,959	$315,641	$85,648	$921,674	$279,427	$240,959	$315,641	$85,648	$921,674

% Change	(1)%	3%	3%	3%	2%	0%	14%	19%	14%	11%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments).
Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes
realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.	Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At December 31, 2025, Blackstone had $11.3 billion in total cash, cash equivalents, corporate treasury, and other investments and $20.9 billion of cash and net investments, or $17.05 per share.

▪	Blackstone has a $4.3 billion credit revolver and maintains A+/A+ ratings.
–	On November 3, 2025, Blackstone issued $600 million of 5-year notes at a 4.30% coupon and $600 million of 10-year notes at a 4.95% coupon.

($ in millions)	4Q’25

Cash and Cash Equivalents	$2,631

Corporate Treasury and Other Investments	8,669

GP/Fund Investments	2,907

Net Accrued Performance Revenues	6,743

Cash and Net Investments	$20,949

Outstanding Debt (at par)	12,447

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

October 2030 maturity

$11.3B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $7.1 billion as of December 31, 2025, which was comprised of
$6.5 billion of liquid investments and $566 million of illiquid investments. See notes on pages 31 and 35 for additional details on non-GAAP balance sheet
measures.	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES - ADDITIONAL DETAIL

  ($ in millions, except per share data)

	4Q’24	3Q’25	4Q’25	4Q’25
				Per Share

Real Estate

BREP Global	$892	$547	$530	$0.43

BREP Europe	126	31	44	0.04

BREP Asia	98	91	94	0.08

BPP	42	57	75	0.06

BREDS	27	38	32	0.03

Real Estate	$1,186	$763	$775	$0.63

Private Equity

BCP Global	1,733	1,843	2,044	1.66

BCP Asia	334	309	289	0.24

Energy/Energy Transition	568	598	646	0.53

Core Private Equity	247	269	287	0.23

Tactical Opportunities	201	203	225	0.18

Secondaries	1,072	1,169	1,141	0.93

Infrastructure	84	347	554	0.45

Life Sciences	197	240	216	0.18

BTAS/BXPE	229	250	246	0.20

Private Equity	$4,665	$5,228	$5,648	$4.60

Credit & Insurance	$401	$372	$286	$0.23

Multi-Asset Investing	$30	$148	$33	$0.03

Net Accrued Performance Revenues	$6,281	$6,511	$6,743	$5.49

4Q’25 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	3Q’25	Revenues	Distributions	4Q’25

Real Estate	$763	$301	$(289)	$775

Private Equity	5,228	766	(345)	5,648

Credit & Insurance	372	155	(241)	286

Multi-Asset Investing	148	268	(383)	33

Total	$6,511	$1,490	$(1,258)	$6,743

QoQ Change				4%

FY’25 Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	4Q’24	Revenues	Distributions	4Q’25

Real Estate	$1,186	$222	$(633)	$775

Private Equity	4,665	2,317	(1,334)	5,648

Credit & Insurance	401	666	(780)	286

Multi-Asset Investing	30	400	(396)	33

Total	$6,281	$3,605	$(3,143)	$6,743

YoY Change				7%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per
Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF DECEMBER 31, 2025 (a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	2,331	n/a	13,468,476	2.3x	13,470,807	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	1,747	n/a	27,764,962	2.5x	27,766,709	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,816	896,934	1,324,159	0.5x	29,057,157	2.2x	30,381,316	1.9x	17%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,644,918	1,311,808	9,393,336	1.2x	23,891,973	2.3x	33,285,309	1.8x	23%	11%
BREP IX (Jun 2019 / Aug 2022)	21,365,328	3,013,563	18,574,894	1.1x	11,579,516	2.0x	30,154,410	1.4x	35%	6%
*BREP X (Aug 2022 / Feb 2028)	30,667,106	18,386,583	15,584,353	1.3x	1,810,148	1.4x	17,394,501	1.3x	13%	10%
Total Global BREP	$104,224,871	$23,608,888	$44,880,820	1.1x	$119,791,758	2.2x	$164,672,578	1.8x	17%	14%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	385,712	8,469	0.1x	5,980,277	2.1x	5,988,746	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,604	1,045,677	812,529	0.7x	10,336,480	1.9x	11,149,009	1.7x	16%	11%
BREP Europe V (Dec 2016 / Oct 2019)	7,997,175	763,392	3,942,707	0.7x	6,762,819	3.8x	10,705,526	1.5x	41%	5%
BREP Europe VI (Oct 2019 / Sep 2023)	9,940,863	2,765,196	6,697,970	1.0x	3,970,669	2.4x	10,668,639	1.3x	62%	4%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,783,505	6,226,849	4,048,162	1.2x	54,974	1.1x	4,103,136	1.2x	n/m	13%
Total BREP Europe	€40,057,487	€11,186,826	€15,509,837	0.9x	€31,061,421	2.2x	€46,571,258	1.5x	16%	9%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$899,226	$1,333,832	1.7x	$7,636,566	2.0x	$8,970,398	1.9x	15%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,359,503	1,208,240	5,663,414	1.2x	3,040,279	1.6x	8,703,693	1.3x	12%	4%
*BREP Asia III (Mar 2022 / Sep 2027)	8,227,683	4,424,359	4,506,438	1.2x	161,351	1.7x	4,667,789	1.2x	41%	4%
Total BREP Asia	$19,849,261	$6,531,825	$11,503,684	1.3x	$10,838,196	1.8x	$22,341,880	1.5x	15%	8%
BREP Co-Investment (f)	7,789,658	143,551	1,097,386	1.4x	15,314,021	2.2x	16,411,407	2.1x	16%	16%
Total BREP	$178,548,617	$43,424,309	$74,923,772	1.1x	$183,872,026	2.2x	$258,795,798	1.7x	16%	13%
*BREDS High-Yield (Various) (g)	27,606,102	9,596,082	4,313,482	1.1x	24,866,679	1.3x	29,180,161	1.3x	11%	9%

Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	-	-	n/a	2,995,106	1.4x	2,995,106	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,773,182	-	-	n/a	21,720,334	2.9x	21,720,334	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	-	n/a	38,870,191	1.9x	38,870,191	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,195,162	1,340,945	3,008,679	3.1x	30,023,272	2.2x	33,031,951	2.2x	13%	12%
BCP VII (May 2016 / Feb 2020)	18,878,473	1,314,707	15,920,703	1.6x	22,962,054	2.6x	38,882,757	2.1x	23%	12%
BCP VIII (Feb 2020 / Apr 2024)	25,891,216	5,827,331	29,175,489	1.5x	6,978,010	2.2x	36,153,499	1.6x	27%	11%
*BCP IX (Apr 2024 / Apr 2030)	21,679,699	20,438,631	2,495,883	2.7x	-	n/a	2,495,883	2.7x	n/a	n/m
Energy I (Aug 2011 / Feb 2015)	2,441,558	177,091	373,586	2.1x	4,473,204	2.0x	4,846,790	2.0x	13%	12%
Energy II (Feb 2015 / Feb 2020)	4,928,860	781,327	3,220,608	1.9x	5,376,212	1.8x	8,596,820	1.8x	9%	8%
Energy III (Feb 2020 / Jun 2024)	4,393,256	1,804,027	5,491,714	2.2x	3,606,324	2.6x	9,098,038	2.4x	34%	27%
*Energy Transition IV (Jun 2024 / Jun 2030)	5,835,515	3,115,433	4,435,071	1.6x	2,519	n/a	4,437,590	1.6x	n/a	n/m
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	2,310,979	2.0x	2,958,668	3.0x	5,269,647	2.4x	42%	21%
*BCP Asia II (Sep 2021 / Sep 2027)	6,793,697	3,820,598	5,299,447	1.9x	961,374	3.6x	6,260,821	2.0x	116%	30%
BCP Asia III (TBD)	10,283,637	10,283,637	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,189,022	6,857,365	2.1x	4,163,377	3.6x	11,020,742	2.5x	32%	15%
*Core Private Equity II (Mar 2021 / Mar 2026) (h)	8,231,063	5,197,659	5,634,160	1.6x	751,706	n/a	6,385,866	1.8x	n/a	16%
Total Corporate Private Equity	$167,856,573	$56,689,936	$84,223,684	1.7x	$160,081,423	2.3x	$244,305,107	2.0x	16%	15%
Tactical Opportunities
*Tactical Opportunities (Various)	33,171,632	14,054,016	13,677,512	1.2x	29,518,254	1.8x	43,195,766	1.6x	15%	10%
*Tactical Opportunities Co-Investment and Other (Various)	10,719,217	1,225,389	6,260,728	1.3x	11,586,128	1.8x	17,846,856	1.6x	18%	16%
Total Tactical Opportunities	$43,890,849	$15,279,405	$19,938,240	1.3x	$41,104,382	1.8x	$61,042,622	1.6x	16%	11%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –

Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF DECEMBER 31, 2025 (a) - (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)

Growth

BXG I (Jul 2020 / Feb 2025)	$4,963,268	$333,002	$4,779,253	1.1x	$655,662	2.4x	$5,434,915	1.2x	n/m	1%

*BXG II (Feb 2025 / Feb 2030)	4,589,980	4,589,980	96,903	n/m	7,369	n/m	104,272	n/m	n/m	n/m
Total Growth	$9,553,248	$4,922,982	$4,876,156	1.1x	$663,031	2.4x	$5,539,187	1.2x	n/m	1%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	2,154	n/a	16,796,758	n/a	16,798,912	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	384,275	495,135	n/a	4,593,629	n/a	5,088,764	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,613,449	2,550,415	n/a	8,313,341	n/a	10,863,756	1.9x	n/a	15%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	522,909	1,396,595	n/a	1,287,984	n/a	2,684,579	1.9x	n/a	15%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,459,321	7,260,437	n/a	8,078,676	n/a	15,339,113	1.8x	n/a	19%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,199,023	2,575,807	n/a	2,797,785	n/a	5,373,592	1.4x	n/a	10%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	770,107	2,688,722	n/a	677,888	n/a	3,366,610	1.6x	n/a	17%

*Strategic Partners IX (Oct 2021 / Jan 2027) (i)	19,692,625	1,854,423	16,644,858	n/a	1,307,669	n/a	17,952,527	1.5x	n/a	19%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	485,189	1,204,116	n/a	27,124	n/a	1,231,240	1.1x	n/a	(0)%

*Strategic Partners Infrastructure IV (Jul 2024 / Sep 2029) (i)	4,837,949	3,959,714	114,527	n/a	-	n/a	114,527	n/m	n/a	n/m
Total Strategic Partners (Secondaries)	$72,333,152	$14,257,982	$34,932,766	n/a	$43,880,854	n/a	$78,813,620	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	45,070	620,911	2.1x	691,143	1.5x	1,312,054	1.7x	8%	9%

BXLS V (Jan 2020 / Mar 2025)	5,035,495	2,415,358	4,872,632	1.9x	1,624,693	2.0x	6,497,325	1.9x	16%	18%

Credit

Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$-	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%

Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	65,047	0.6x	6,686,891	1.4x	6,751,938	1.4x	n/a	9%

Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,079,116	1,014,069	0.7x	9,703,429	1.7x	10,717,498	1.5x	n/a	11%

Mezzanine / Opportunistic IV (Jan 2021 / Aug 2025)	5,016,771	1,268,274	3,494,143	1.2x	3,594,812	1.5x	7,088,955	1.3x	n/a	13%

*Mezzanine / Opportunistic V (Aug 2025 / Aug 2029)	5,930,213	5,361,992	574,609	1.0x	12,870	1.1x	587,479	1.0x	n/a	n/m

Total Mezzanine / Opportunistic	$23,706,117	$8,702,642	$5,147,868	1.0x	$24,807,115	1.6x	$29,954,983	1.4x	n/a	13%

Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%

Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	15,431	0.0x	5,554,145	1.2x	5,569,576	1.1x	n/a	1%

Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,071,090	1,231,450	0.7x	5,750,768	1.6x	6,982,218	1.3x	n/a	10%

Total Stressed / Distressed	$15,734,523	$1,618,520	$1,246,881	0.6x	$17,082,011	1.3x	$18,328,892	1.2x	n/a	7%

European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€65,688	€151,535	0.3x	€2,997,688	1.3x	€3,149,223	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	861,645	2,389,870	0.9x	4,594,698	1.7x	6,984,568	1.3x	n/a	8%

Total European Senior Debt	€6,053,033	€927,333	€2,541,405	0.8x	€7,592,386	1.5x	€10,133,791	1.2x	n/a	6%

Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,154,819	$177,527	0.9x	$3,436,589	1.6x	$3,614,116	1.5x	n/a	10%

Energy II (Feb 2019 / Jun 2023)	3,616,081	1,464,279	550,116	1.0x	3,341,419	1.4x	3,891,535	1.3x	n/a	15%

*Energy III (May 2023 / May 2028)	6,477,000	4,158,379	2,673,920	1.1x	2,538,948	1.1x	5,212,868	1.1x	n/a	14%

Total Energy	$12,949,948	$6,777,477	$3,401,563	1.1x	$9,316,956	1.4x	$12,718,519	1.3x	n/a	12%

Senior Direct Lending I (Dec 2023 / Dec 2025) (k)	2,057,661	395,774	2,684,803	1.1x	134,936	1.1x	2,819,739	1.1x	n/a	10%
Total Credit Drawdown Funds (l)	$61,353,908	$18,583,518	$15,465,867	0.9x	$60,399,072	1.5x	$75,864,939	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF DECEMBER 31, 2025 (a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($/€ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$62,170,019	3%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	54,287,711	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,147,847	7%

Private Equity

BXGP – Blackstone GP Stakes (2014) (s)	Minority GP Interests	10,309,849	13%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	62,494,036	18%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (u)	Private Equity	18,022,298	17%

BXPE - Class I (v)	Private Equity		17%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (w)	U.S. Direct Lending	16,591,137	11%

BCRED - Blackstone Private Credit Fund (2021) (x)	U.S. Direct Lending	89,600,114	10%

BCRED - Class I (y)	U.S. Direct Lending		10%

ECRED - Blackstone European Credit Fund (2022) (z)	European Direct Lending	€4,213,467	9%

ECRED - Class I (aa)	European Direct Lending		10%

 Investment Records as of December 31, 2025 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to December 31, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 12% and 7%, respectively, for the levered and unlevered funds of the strategy.

(k)

Senior Direct Lending I IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 11% and 8%, respectively, for the levered and unlevered funds of the strategy.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time
since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF DECEMBER 31, 2025 (a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to December 31, 2025 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 fund, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of December 31, 2025, these vehicles represented $4.4 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Blackstone GP Stakes (“BXGP”) represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. As of December 31, 2025, including vehicles that are not classified as Perpetual Capital and co-investment vehicles that do not pay fees, BXGP Total AUM was $13.2 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and Europe. As of December 31, 2025, including co-investment vehicles that do not pay fees, BIP Total AUM was $74.5 billion.

(u)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of December 31, 2025. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the Program’s largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency. Class I Total Net Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXSL Total AUM and Total Net Return are presented as of September 30, 2025. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(x)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of December 31, 2025 was $47.6 billion.

(y)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(z)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of December 31, 2025 was €2.3 billion.

(aa)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.75 of Distributable Earnings per common share during the quarter, bringing the full year amount to $5.57 per common share.

▪	Blackstone declared a quarterly dividend of $1.49 per common share to record holders as of February 9, 2026; payable on February 17, 2026.

						% Change			% Change

($ in thousands, except per share data)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	vs. 4Q'24	FY'24	FY'25	vs. FY'24

Distributable Earnings	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$2,244,809	3%	$5,966,742	$7,110,864	19%

Add: Other Payables Attributable to Common Shareholders	185,782	138,425	142,664	26,913	167,504	(10)%	514,473	475,506	(8)%

DE Before Certain Payables	2,355,275	1,549,230	1,708,427	1,916,400	2,412,313	2%	6,481,215	7,586,370	17%

Percent to Common Shareholders	63%	63%	64%	64%	64%		63%	64%

DE Before Certain Payables Attributable to Common Shareholders	1,482,636	980,440	1,086,833	1,220,339	1,537,540	4%	4,068,522	4,825,152	19%

Less: Other Payables Attributable to Common Shareholders	(185,782)	(138,425)	(142,664)	(26,913)	(167,504)	(10)%	(514,473)	(475,506)	(8)%

DE Attributable to Common Shareholders	1,296,854	842,015	944,169	1,193,426	1,370,036	6%	3,554,049	4,349,646	22%

DE per Common Share	$1.69	$1.09	$1.21	$1.52	$ 1.75	4%	$4.64	$5.57	20%

Less: Retained Capital per Common Share	$(0.25)	$(0.16)	$(0.18)	$(0.23)	$ (0.26)	4%	$(0.69)	$(0.83)	20%

Actual Dividend per Common Share	$1.44	$0.93	$1.03	$1.29	$ 1.49	3%	$3.95	$4.74	20%

Record Date					Feb 9, 2026

Payable Date					Feb 17, 2026

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,229 million shares.

–	Repurchased 0.2 million common shares in the quarter and 0.8 million common shares for the year.

–	Available authorization remaining was $1.7 billion at December 31, 2025.

	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25

Participating Common Shares	768,722,241	773,038,934	782,567,390	782,728,403	783,183,010

Participating Partnership Units	452,448,896	448,468,715	447,574,842	446,455,699	445,586,312

Distributable Earnings Shares Outstanding	1,221,171,137	1,221,507,649	1,230,142,232	1,229,184,102	1,228,769,322

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and Disclosures

Blackstone | 25

BLACKSTONE’S FOURTH QUARTER AND FULL YEAR 2025 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	4Q'24	4Q'25	FY'24	FY'25

Revenues

Management and Advisory Fees, Net	$1,879,581	$2,079,541	$7,188,936	$8,075,601

Incentive Fees	404,744	390,288	964,178	978,202

Investment Income

Performance Allocations

Realized	1,858,833	1,273,077	3,457,746	3,662,243

Unrealized	(1,351,683)	282,397	371,407	643,063

Principal Investments

Realized	84,381	262,267	332,258	697,632

Unrealized	(47,392)	(37,142)	380,591	248,304

Total Investment Income	544,139	1,780,599	4,542,002	5,251,242

Interest and Dividend Revenue	98,547	110,746	411,159	416,093

Other	155,554	(902)	123,693	(270,873)

Total Revenues	$3,082,565	$4,360,272	$13,229,968	$14,450,265

Expenses

Compensation and Benefits

Compensation	754,738	925,814	3,048,229	3,671,193

Incentive Fee Compensation	149,276	88,628	373,586	274,902

Performance Allocations Compensation

Realized	742,847	369,626	1,432,217	1,297,472

Unrealized	(607,658)	152,332	140,021	376,962

Total Compensation and Benefits	1,039,203	1,536,400	4,994,053	5,620,529

General, Administrative and Other	339,086	447,778	1,361,909	1,524,548

Interest Expense	115,532	128,089	443,688	508,314

Fund Expenses	6,296	12,618	19,676	49,216

Total Expenses	$1,500,117	$2,124,885	$6,819,326	$7,702,607

Other Income (Loss)

Change in Tax Receivable Agreement Liability	(41,246)	6,591	(41,246)	6,591

Net Gains from Fund Investment Activities	20,075	114,858	90,084	417,397

Total Other Income (Loss)	$(21,171)	$121,449	$48,838	$423,988

Income Before Provision for Taxes	$1,561,277	$2,356,836	$6,459,480	$7,171,646

Provision for Taxes	232,451	382,045	1,021,671	1,125,023

Net Income	$1,328,826	$1,974,791	$5,437,809	$6,046,623

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	306	(9,617)	(61,289)	45,500

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	67,487	193,295	473,826	660,568

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	557,160	775,912	2,248,764	2,321,341

Net Income Attributable to Blackstone Inc.	$703,873	$1,015,201	$2,776,508	$3,019,214

Net Income Per Share of Common Stock, Basic	$0.92	$1.30	$3.62	$3.87

Net Income Per Share of Common Stock, Diluted	$0.92	$1.30	$3.62	$3.87

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

Net Income Attributable to Blackstone Inc.	$703,873	$614,852	$764,244	$624,917	$1,015,201	$2,776,508	$3,019,214

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	557,160	485,475	602,844	457,110	775,912	2,248,764	2,321,341

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	67,487	100,547	240,836	125,890	193,295	473,826	660,568

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	306	7,900	18,209	29,008	(9,617)	(61,289)	45,500

Net Income	$1,328,826	$1,208,774	$1,626,133	$1,236,925	$1,974,791	$5,437,809	$6,046,623

Provision for Taxes	232,451	243,827	289,494	209,657	382,045	1,021,671	1,125,023

Income Before Provision for Taxes	$1,561,277	$1,452,601	$1,915,627	$1,446,582	$2,356,836	$6,459,480	$7,171,646

Transaction-Related and Non-Recurring Items (a)	(393)	18,824	10,381	(9,412)	(6,822)	56,372	12,971

Amortization of Intangibles (b)	7,333	7,333	7,333	7,333	7,327	29,332	29,326

Impact of Consolidation (c)	(67,793)	(108,447)	(259,045)	(154,898)	(183,678)	(412,537)	(706,068)

Unrealized Performance Revenues (d)	1,351,673	(263,201)	(313,256)	215,872	(282,372)	(371,407)	(642,957)

Unrealized Performance Allocations Compensation (e)	(607,658)	103,559	152,618	(31,547)	152,332	140,021	376,962

Unrealized Principal Investment (Income) Loss (f)	42,729	(161,257)	(294,093)	216,084	67,826	(271,868)	(171,440)

Other Revenues (g)	(155,207)	73,635	225,083	(28,702)	1,174	(123,166)	271,190

Equity-Based Compensation (h)	283,149	471,302	312,018	301,562	358,364	1,159,122	1,443,246

Administrative Fee Adjustment (i)	3,429	4,186	4,112	4,097	3,942	11,590	16,337

Taxes and Related Payables (j)	(249,046)	(187,730)	(195,015)	(77,484)	(230,120)	(710,197)	(690,349)

Distributable Earnings	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$5,966,742	$7,110,864

Taxes and Related Payables (j)	249,046	187,730	195,015	77,484	230,120	710,197	690,349

Net Interest and Dividend (Income) Loss (k)	18,480	20,530	24,643	18,552	17,276	33,437	81,001

Total Segment Distributable Earnings	$2,437,019	$1,619,065	$1,785,421	$1,985,523	$2,492,205	$6,710,376	$7,882,214

Realized Performance Revenues (l)	(865,080)	(460,023)	(553,121)	(744,953)	(1,057,432)	(2,287,031)	(2,815,529)

Realized Performance Compensation (m)	289,595	220,924	256,624	302,642	310,405	951,246	1,090,595

Realized Principal Investment (Income) Loss (n)	(25,613)	(117,910)	(29,421)	(62,535)	(209,877)	(92,526)	(419,743)

Fee Related Earnings	$1,835,921	$1,262,056	$1,459,503	$1,480,677	$1,535,301	$5,282,065	$5,737,537

Adjusted EBITDA Reconciliation

Distributable Earnings	$2,169,493	$1,410,805	$1,565,763	$1,889,487	$2,244,809	$5,966,742	$7,110,864

Interest Expense (o)	117,027	117,950	125,033	126,090	128,022	444,417	497,095

Taxes and Related Payables (j)	249,046	187,730	195,015	77,484	230,120	710,197	690,349

Depreciation and Amortization (p)	22,682	22,226	26,642	24,015	26,102	98,756	98,985

Adjusted EBITDA	$2,558,248	$1,738,711	$1,912,453	$2,117,076	$2,629,053	$7,220,112	$8,397,293

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES - NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of
Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

GAAP Unrealized Performance Allocations	$(1,351,683)	$263,201	$313,283	$(215,818)	$282,397	$371,407	$643,063

Segment Adjustment	10	-	(27)	(54)	(25)	-	(106)

Unrealized Performance Revenues	$(1,351,673)	$263,201	$313,256	$(215,872)	$282,372	$371,407	$642,957

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

GAAP Unrealized Principal Investment Income (Loss)	$(47,392)	$158,713	$365,391	$(238,658)	$(37,142)	$380,591	$248,304

Segment Adjustment	4,663	2,544	(71,298)	22,574	(30,684)	(108,723)	(76,864)

Unrealized Principal Investment Income (Loss)	$(42,729)	$161,257	$294,093	$(216,084)	$(67,826)	$271,868	$171,440
(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non- Recurring Items.

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

GAAP Other Revenue	$155,554	$(73,610)	$(225,063)	$28,702	$(902)	$123,693	$(270,873)

Segment Adjustment	(347)	(25)	(20)	-	(272)	(527)	(317)

Other Revenues	$155,207	$(73,635)	$(225,083)	$28,702	$(1,174)	$123,166	$(271,190)

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES - NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted for impacts of divestitures and tax contingencies. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

Taxes	$211,496	$162,535	$167,162	$49,719	$196,234	$604,508	$575,650

Related Payables	37,550	25,195	27,853	27,765	33,886	105,689	114,699

Taxes and Related Payables	$249,046	$187,730	$195,015	$77,484	$230,120	$710,197	$690,349

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					FY

($ in thousands)	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

GAAP Interest and Dividend Revenue	$98,547	$97,420	$100,389	$107,538	$110,746	$411,159	$416,093

Segment Adjustment	-	-	1	-	-	(179)	1

Interest and Dividend Revenue	$98,547	$97,420	$100,390	$107,538	$110,746	$410,980	$416,094

GAAP Interest Expense	$115,532	$118,115	$135,822	$126,288	$128,089	$443,688	$508,314

Segment Adjustment	1,495	(165)	(10,789)	(198)	(67)	729	(11,219)

Interest Expense	$117,027	$117,950	$125,033	$126,090	$128,022	$444,417	$497,095

Net Interest and Dividend Income (Loss)	$(18,480)	$(20,530)	$(24,643)	$(18,552)	$(17,276)	$(33,437)	$(81,001)

(l)  This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD
	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25

GAAP Shares of Common Stock Outstanding	731,925,965	737,929,437	739,055,944	747,812,724	748,688,068

Unvested Participating Common Shares	36,796,276	35,109,497	43,511,446	34,915,679	34,494,942

Total Participating Common Shares	768,722,241	773,038,934	782,567,390	782,728,403	783,183,010

Participating Partnership Units	452,448,896	448,468,715	447,574,842	446,455,699	445,586,312

Distributable Earnings Shares Outstanding	1,221,171,137	1,221,507,649	1,230,142,232	1,229,184,102	1,228,769,322
Disclosure of Weighted-Average Shares Common Stock Outstanding
	QTD					FY
	4Q'24	1Q'25	2Q'25	3Q'25	4Q'25	FY'24	FY'25

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Basic	768,689,957	771,796,385	782,386,121	782,633,394	783,106,052	766,487,450	780,018,738

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	80,028	638,217	15,116	47,741	87,397	159,058	197,118

Total GAAP Weighted-Average Shares of Common Stock Outstanding - Diluted	768,769,985	772,434,602	782,401,237	782,681,135	783,193,449	766,646,508	780,215,856

Blackstone | 29

BLACKSTONE’S FOURTH QUARTER 2025 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25

Assets

Cash and Cash Equivalents	$1,972,140	$2,386,979	$2,235,499	$2,430,690	$2,631,241

Cash Held by Blackstone Funds and Other	204,052	1,012,958	313,950	401,558	223,441

Investments	29,800,566	30,259,429	31,135,504	31,528,443	32,212,111

Accounts Receivable	237,930	221,200	357,858	543,209	291,758

Due from Affiliates	5,409,315	5,434,078	5,516,820	5,845,843	6,357,462

Intangible Assets, Net	165,243	156,269	147,294	140,458	131,359

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	947,859	929,107	877,000	900,582	1,157,719

Right-of-Use Assets	838,620	807,487	793,690	773,030	757,459

Deferred Tax Assets	2,003,948	2,157,920	2,105,277	2,100,275	2,056,223

Total Assets	$43,469,875	$45,255,629	$45,373,094	$46,554,290	$47,708,975

Liabilities and Equity

Loans Payable	$11,320,956	$12,454,559	$12,008,870	$12,002,650	$12,445,144

Due to Affiliates	2,808,148	3,361,900	2,802,514	3,000,083	3,224,432

Accrued Compensation and Benefits	6,087,700	6,164,503	6,065,974	6,385,958	6,411,389

Operating Lease Liabilities	965,742	937,369	918,887	886,135	861,021

Accounts Payable, Accrued Expenses and Other Liabilities	2,792,314	2,472,395	2,497,969	2,918,023	2,885,817

Total Liabilities	23,974,860	25,390,726	24,294,214	25,192,849	25,827,803

Redeemable Non-Controlling Interests in Consolidated Entities	801,399	1,382,374	1,487,129	1,476,212	1,380,503

Equity

Common Stock, $0.00001 par value (748,688,068 shares issued and outstanding as of December 31, 2025)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2025)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of December 31, 2025)	-	-	-	-	-

Additional Paid-in-Capital	7,444,561	7,686,980	7,988,663	8,214,078	8,479,886

Retained Earnings	808,079	320,160	362,614	184,040	191,641

Accumulated Other Comprehensive Loss	(40,326)	(29,027)	1,055	(5,602)	(6,008)

Non-Controlling Interests in Consolidated Entities	6,154,943	6,400,585	6,847,785	7,162,957	7,224,211

Non-Controlling Interests in Blackstone Holdings	4,326,352	4,103,824	4,391,627	4,329,749	4,610,932

Total Equity	18,693,616	18,482,529	19,591,751	19,885,229	20,500,669

Total Liabilities and Equity	$43,469,875	$45,255,629	$45,373,094	$46,554,290	$47,708,975

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25

Investments of Consolidated Blackstone Funds	$3,890,732	$4,589,194	$5,101,278	$5,507,078	$5,180,879

Equity Method Investments

Partnership Investments	6,546,728	6,740,598	6,942,526	6,936,411	6,546,190

Accrued Performance Allocations	12,397,366	12,522,848	12,054,879	11,933,738	12,980,356

Corporate Treasury Investments	1,147,328	106,684	229,497	262,582	359,657

Other Investments	5,818,412	6,300,105	6,807,324	6,888,634	7,145,029

Total GAAP Investments	29,800,566	30,259,429	31,135,504	31,528,443	32,212,111

Accrued Performance Allocations - GAAP	$12,397,366	$12,522,848	$12,054,879	$11,933,738	$12,980,356

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates - GAAP (b)	489,086	249,376	229,359	215,647	577,467

Less: Net Realized Performance Revenues (c)	(1,050,026)	(927,240)	(456,507)	(379,797)	(1,081,738)

Less: Accrued Performance Compensation - GAAP (d)	(5,555,870)	(5,446,352)	(5,220,188)	(5,258,769)	(5,733,563)

Net Accrued Performance Revenues	$6,280,556	$6,398,632	$6,607,543	$6,510,819	$6,742,522

Corporate Treasury and Other Investments - GAAP	$6,965,740	$6,406,789	$7,036,821	$7,151,216	$7,504,686

Impact of Consolidation (a)	622,411	857,457	965,045	932,562	758,128

Other Assets (e)	159,011	180,761	337,228	563,415	409,248

Other Liabilities (f)	(4,024)	(3,653)	(3,190)	(3,417)	(3,357)

Corporate Treasury and Other Investments - Deconsolidated (g)	$7,743,138	$7,441,354	$8,335,904	$8,643,776	$8,668,705

Partnership Investments - GAAP	$6,546,728	$6,740,598	$6,942,526	$6,936,411	$6,546,190

Impact of Consolidation (h)	(3,482,497)	(3,559,722)	(3,653,037)	(3,620,409)	(3,639,431)

GP/Fund Investments - Deconsolidated	$3,064,231	$3,180,876	$3,289,489	$3,316,002	$2,906,759

Loans Payable - GAAP	$11,320,956	$12,454,559	$12,008,870	$12,002,650	$12,445,144

Impact of Consolidation (i)	(87,488)	(266,568)	(128,335)	(328,044)	(126,420)

Outstanding Debt - Carrying Value	11,233,468	12,187,991	11,880,535	11,674,606	12,318,724

Unamortized Discount	127,281	125,209	123,255	120,174	128,096

Outstanding Debt (at par) - Deconsolidated	$11,360,749	$12,313,200	$12,003,790	$11,794,780	$12,446,820

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, Other Assets and Due from Affiliates.
(f)	This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities.
(g)

Deconsolidated Other Investments was $7.1 billion as of December 31, 2025, which was comprised of $6.5 billion of liquid investments and $566 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					FY

($ in thousands)	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	FY’24	FY’25

Management and Advisory Fees, Net

GAAP	$1,879,581	$1,904,317	$2,035,495	$2,056,248	$2,079,541	$7,188,936	$8,075,601

Segment Adjustment (a)	(20,290)	(12,319)	(15,483)	(14,428)	(17,322)	(55,402)	(59,552)

Total Segment	$1,859,291	$1,891,998	$2,020,012	$2,041,820	$2,062,219	$7,133,534	$8,016,049

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	404,744	191,825	195,414	200,675	390,288	964,178	978,202

Investment Income - Realized Performance Allocations	1,858,833	562,050	829,820	997,296	1,273,077	3,457,746	3,662,243

GAAP	$2,263,577	$753,875	$1,025,234	$1,197,971	$1,663,365	$4,421,924	$4,640,445

Total Segment

Less: Realized Performance Revenues	(865,080)	(460,023)	(553,121)	(744,953)	(1,057,432)	(2,287,031)	(2,815,529)

Segment Adjustment (b)	779	63	(63)	-	512	1,052	512

Total Segment	$1,399,276	$293,915	$472,050	$453,018	$606,445	$2,135,945	$1,825,428

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	754,738	1,029,362	870,358	845,659	925,814	3,048,229	3,671,193

Incentive Fees Compensation	149,276	57,029	67,363	61,882	88,628	373,586	274,902

Realized Performance Allocations Compensation	742,847	241,890	331,191	354,765	369,626	1,432,217	1,297,472

GAAP	$1,646,861	$1,328,281	$1,268,912	$1,262,306	$1,384,068	$4,854,032	$5,243,567

Total Segment

Less: Realized Performance Compensation	(289,595)	(220,924)	(256,624)	(302,642)	(310,405)	(951,246)	(1,090,595)

Less: Equity-Based Compensation - Fee Related Compensation	(278,849)	(464,053)	(306,495)	(296,506)	(345,649)	(1,143,054)	(1,412,703)

Less: Equity-Based Compensation - Performance Compensation	(4,300)	(7,249)	(5,523)	(5,056)	(12,715)	(16,068)	(30,543)

Segment Adjustment (c)	3,360	(19,073)	46	(11)	13	(4,342)	(19,025)

Total Segment	$1,077,477	$616,982	$700,316	$658,091	$715,312	$2,739,322	$2,690,701

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$339,086	$332,373	$360,817	$383,580	$447,778	$1,361,909	$1,524,548

Segment Adjustment (d)	6,083	(25,498)	(28,574)	(27,510)	(29,727)	(113,817)	(111,309)

Total Segment	$345,169	$306,875	$332,243	$356,070	$418,051	$1,248,092	$1,413,239

Realized Performance Revenues

GAAP

Incentive Fees	404,744	191,825	195,414	200,675	390,288	964,178	978,202

Investment Income - Realized Performance Allocations	1,858,833	562,050	829,820	997,296	1,273,077	3,457,746	3,662,243

GAAP	$2,263,577	$753,875	$1,025,234	$1,197,971	$1,663,365	$4,421,924	$4,640,445

Total Segment

Less: Fee Related Performance Revenues	(1,399,276)	(293,915)	(472,050)	(453,018)	(606,445)	(2,135,945)	(1,825,428)

Segment Adjustment (b)	779	63	(63)	-	512	1,052	512

Total Segment	$865,080	$460,023	$553,121	$744,953	$1,057,432	$2,287,031	$2,815,529

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					FY

($ in thousands)	4Q’24	1Q’25	2Q’25	3Q’25	4Q’25	FY’24	FY’25

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$149,276	$57,029	$67,363	$61,882	$88,628	$373,586	$274,902

Realized Performance Allocations Compensation	742,847	241,890	331,191	354,765	369,626	1,432,217	1,297,472

GAAP	$892,123	$298,919	$398,554	$416,647	$458,254	$1,805,803	$1,572,374

Total Segment

Less: Fee Related Performance Compensation (e)	(598,228)	(70,746)	(136,407)	(108,949)	(135,134)	(838,489)	(451,236)

Less: Equity-Based Compensation - Performance Compensation	(4,300)	(7,249)	(5,523)	(5,056)	(12,715)	(16,068)	(30,543)

Total Segment	$289,595	$220,924	$256,624	$302,642	$310,405	$951,246	$1,090,595

Realized Principal Investment Income (Loss)

GAAP	$84,381	$185,542	$97,171	$152,652	$262,267	$332,258	$697,632

Segment Adjustment (f)	(58,768)	(67,632)	(67,750)	(90,117)	(52,390)	(239,732)	(277,889)

Total Segment	$25,613	$117,910	$29,421	$62,535	$209,877	$92,526	$419,743

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	98,547	97,420	100,389	107,538	110,746	411,159	416,093

Interest Expense	(115,532)	(118,115)	(135,822)	(126,288)	(128,089)	(443,688)	(508,314)

GAAP	$(16,985)	$(20,695)	$(35,433)	$(18,750)	$(17,343)	$(32,529)	$(92,221)

Segment Adjustment (g)	(1,495)	165	10,790	198	67	(908)	11,220

Total Segment	$(18,480)	$(20,530)	$(24,643)	$(18,552)	$(17,276)	$(33,437)	$(81,001)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non- controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

Blackstone | 33

NOTES

Notes to page 3 - Blackstone’s Fourth Quarter and Full Year 2025 Segment Earnings

▪	BIP fee related performance revenues generally crystallize every three years. Excluding BIP’s 4Q’24 net fee related performance revenues, FRE would have been $1,237 million in 4Q’24 compared to $1,535 million in 4Q’25, resulting in year-over-year growth of 24%.

Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s net asset value.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Throughout this presentation, Infrastructure refers to our infrastructure-focused funds, including Blackstone Infrastructure Partners’ funds (“BIP”) and Blackstone Infrastructure Strategies (“BXINFRA”). AUM, inflows, and related metrics for Infrastructure refer to BIP and the portion of BXINFRA assets that are managed in Infrastructure. Infrastructure appreciation represents a weighted average of BIP’s appreciation and BXINFRA’s per share appreciation for the period. The returns are weighted based on the average of BIP’s quarterly net asset value and the average of BXINFRA’s monthly net asset values.

▪	Private Credit returns include the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

Blackstone | 34

NOTES – (CONT’D)

Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $765 million, $1.6 billion, $428 million, and $126 million, respectively, as of December 31, 2025. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $204 million for 4Q’25 and $648 million for FY’25.

Blackstone | 35

DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingency related liabilities or refunds which are reflected when paid or received. The Payable under the Tax Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY - (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.
–	Performance Compensation reflects, pursuant to an ongoing compensation program, an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them. For the full year 2025, Fee Related Compensation was decreased by the total amount of additional Performance Compensation awarded for the year resulting in no impact to Distributable Earnings for the full year. In 4Q’25 both Realized Performance Compensation and Fee Related Compensation decreased which favorably impacted Distributable Earnings for the quarter. This program typically has an impact on individual quarters but does not impact Income Before Provision (Benefit) for Taxes and Distributable Earnings for the full year.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2024, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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